UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2007
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2007-NC2
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

       Delaware                333-138183-06        37-1472598
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(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation         File Number          Identification No.
       of Depositor)           of Issuing Entity)   of Depositor)

200 Park Avenue, New York, New York                                   10166
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(Address of principal executive offices of depositor)                 (Zip Code)

Depositor's telephone number, including area code (212)  412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On February 27, 2007, Securitized Asset Backed Receivables LLC (the
"Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-NC2 Mortgage Pass-Through Certificates, Series 2007-NC2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $514,684,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 23, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2007-NC2 on February 27, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2007-NC2.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated February 23, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Representation Letter, dated as of February 27, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to
               Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated February 27, 2007, between Barclays Bank PLC, as swap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of Securitized Asset Backed Receivables LLC Trust 2007-NC2 (the "Trust") (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Cap Agreement, dated February 27, 2007, between Barclays Bank PLC, as cap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of the Trust (included as Exhibit U to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 15, 2007                   SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By: /s/ Paul  Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

1                   Underwriting Agreement, dated February 23,       (E)
                    2007, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as        (E)
                    of February 1, 2007, by and among the
                    Depositor, as depositor, NC Capital
                    Corporation, as responsible party, Barclays
                    Capital Real Estate Inc. d/b/a HomEq
                    Servicing, as servicer, and Deutsche Bank
                    National Trust Company, as trustee.

10.1                Representation Letter, dated as of February      (E)
                    27, 2007, between Barclays Bank PLC and the
                    Depositor (included as Exhibit O to Exhibit
                    4).

10.2                Interest Rate Swap Agreement, dated              (E)
                    February 27, 2007, between Barclays Bank
                    PLC, as swap provider, and Deutsche Bank
                    National Trust Company, as trustee, on
                    behalf of the Trust (included as Exhibit T to Exhibit 4).

10.3                Cap Agreement, dated February 27, 2007,          (E)
                    between Barclays Bank PLC, as cap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of the Trust
                    (included as Exhibit U to Exhibit 4).